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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Union Planters Corporation of our report dated June 4, 1998 appearing on page 4 of Exhibit A of the Annual Report of the Union Planters Corporation 401(k) Retirement Savings Plan on Form 11-K for the year ended December 31, 1997.


/s/ Price Waterhouse LLP
Memphis, Tennessee
June 30, 1998